UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2021, Quotient Limited (the “Company” and, together with its consolidated subsidiaries, “we”, “us” and “our”) amended its employment agreement (the “Amendment”) with Manuel O. Méndez, its Chief Executive Officer, dated February 23, 2021, to provide for the cancellation of 181,159 of the Company’s restricted stock units and 138,227 of the Company’s stock options previously granted to Mr. Méndez, and in lieu thereof the Company agreed to promptly pay to Mr. Méndez $1,000,000 in cash, net of social security and tax cost deductions, to further support Mr. Méndez’s relocation to Switzerland. A copy of the Amendment is included as Exhibit 10.3 to this Current Report on Form 8-K.

The foregoing description of the terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Amendment, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Employment Agreement, dated as of February 23, 2021 (amended June 7, 2021), by and between Quotient Limited and Manuel O. Méndez (Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q on August 5, 2021 and incorporated herein by reference).

10.2	Amendment to Employment Agreement, dated as of October 5, 2021, by and between Quotient Limited and Manuel O. Méndez (Filed as Exhibit 10.2 to our Current Report on Form 8-K on October 6, 2021 and incorporated herein by reference).

10.3*	Amendment to Employment Agreement, dated as of October 15, 2021, by and between Quotient Limited and Manuel O. Méndez.

104	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2021

QUOTIENT LIMITED

By:	/s/ Manuel O. Méndez
Name: Manuel O. Méndez
Title: Chief Executive Officer